Exhibit 10.2

Certain confidential portions of this exhibit have been omitted and replaced with “[***].” Such identified information has been excluded from this exhibit because it (i) is not material and (ii) is the type of information that the registrant treats as private or confidential.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1	5
2. AMENDMENT/MODIFICATION NO. P00010	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO.(If applicable)
6. ISSUED BY ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than item 6) US DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTS O'NEILL HOUSE OFFICE BUILDING Washington DC 20515	CODE	ASPR-BARDA02

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNATX, INC. 1492235 Attn: [***] MODERNATX, INC. 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578	X	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
X	10A. MOD. OF CONTRACT/ORDER NO. 75A50120C00034
10B. DATED (SEE ITEM 13) 04/03/2020
CODE 1492235	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer     is extended,     is not extended.
Offer mist acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION
OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 43.103(a)
E. IMPORTANT: Contractor is not, is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 27-0226313
DUNS Number: 069723520
This contract (75A50120C00034 - Moderna COVID-19 Vaccine)was awarded under
BAA-18-100-SOL-00003 - Development of an mRNA Vaccine for SARS-CoV-2.
The purpose of this modification is to rescind the Defense Priority and Allocations System (DPAS) rating on contract # 75A50120C00034 effective the date of the letter dated July 13, 2021. The DPAS priority rating was added with modification P00004. In addition, Section H.3 Key Personnel, has been updated.

All other contract terms and conditions remain unchanged.
Period of Performance: 04/03/2020 to 08/31/2023

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in foil force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Shaun Ryan, SVP & Deputy General Counsel	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***]
15B. CONTRACTOR/OFFEROR /s/ Shaun Ryan (Signature of person authorized to sign)	15C. DATE SIGNED 09/07/2021	16B. UNITED STATES OF AMERICA [***] (Signature of Contracting Officer)	16C. DATE SIGNED
Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

Contract #75A50120C00034 Modification P00010

CONTINUATION PAGE

The purpose of this modification is to rescind the Defense Priority and Allocations System (DPAS) rating on contract # 75A50120C00034 effective the date of the letter dated July 13, 2021. The DPAS priority rating was added in modification P00004. In addition, Section H.3 Key Personnel, has been updated.

B.4 Advanced Understandings

~~B.4.14 DPAS PRIORITY RATING~~

~~This is a DO rated order for the purpose of emergency preparedness and the Contractor shall follow all the provisions of the Defense Priorities and Allocations System regulation (15 CFR Part700). If the contractor needs to utilize industrial resources to fulfill this rated order for capacity and industrial expansion, it is authorized pursuant to 15 CFR §700.16(b) to place the same priority rating and program identification symbol on its orders for industrial resources with its suppliers.~~

~~DPAS PRIORITY RATING LANGUAGE:~~
~~The purpose of this no cost bilateral modification is to provide notice that this is a priority DO-H5 rated Contract #75A50120C00034. The Contractor and its subcontractors at all tiers are required to follow all of the provisions of the Defense Priorities and Allocations System regulation (15 C.F.R. part 700) as this contract is certified for national defense and emergency preparedness use. The authority for this rating is attached (Attachment A). The priority rating issued pursuant to the authorization is subject to the restrictions in the authorization.~~
~~The Parties agree that this change from an unrated contract to a DO-H5 priority rated is a no-cost change.~~
~~Upon execution of this modification, the Contractor and its subcontractors must give the appropriate preferential treatment to the contract as of the date of the modification. The Contractor shall accept, perform, and prioritize this contract.~~

~~The Parties agree that this modification to rate this contract does not significantly alter the production or delivery schedule already in existence under this contract.~~

~~This contract shall take precedence over any and all other contracts and orders that do not have a priority rating and shall take precedence over orders or contracts that have the same level of priority rating but were received later in time.~~

~~This priority rating allows the Contractor to priority rate orders to its subcontractors and suppliers for purpose of fulfilling the priority-rated order expediently.~~

~~This priority rating automatically expires at the end of the contract’s period of performance. The parties agree that the U.S. Government (USG) may withdraw or extend this authorization at any time prior to the expiration of the contract’s period of performance at no cost to the USG.~~

~~If the Contractor and/or its subcontractors are unable to comply fully with the terms of this rated order Clause, the Contractor must immediately notify the Assistant Secretary for Preparedness and Response (ASPR) in writing and explain the extent to which compliance is possible and provide reasons why full compliance is not possible.~~

Contract #75A50120C00034 Modification P00010

~~The contractor understands that use of this DO-rating can only be used for the procurement of raw materials, consumables, equipment, etc. necessary for the work covered under the scope of this contract.~~

~~The Contractor agrees that the Government's right to exercise priorities and allocations authority with respect to this contract to include the use of directives constitutes a no-cost change to this contract. The written signature on a manually placed order, or the digital signature or name on an electronically placed order, of an individual authorized to sign rated orders for the person placing the order is provided. The signature, manual or digital, certifies that the rated contract is authorized under this regulation and that the requirements of this regulation are being followed. This language shall be added to the contract or task order by modification, if previously awarded.~~
~~This is a rated order certified for national defense use and you are required to follow all provisions of the Defense Priorities and Allocations System regulations (15 CFR part 700). This rated order is placed for the purpose of emergency preparedness.~~

~~The Parties agree that this modification includes the following documents:~~

~~Attachment Number~~	~~Title~~	~~Date~~
~~A~~	~~Authorization to issue Defense Priorities and Allocations System Rating for Operation Warp Speed Contract – ModernaTx, Inc.~~	~~August 30, 2020~~

Assistant Secretary for Preparedness & Response Washington, D.C. 20201

July 13, 2021

[***]
[***]
Moderna Therapeutics, Inc.
200 Technology Square
Cambridge, MA 02139-3578
[***]

Subject: Rescission of DPAS rating on HHS Contract 75A50120C00034 Dear [***],
This letter is to notify you that the U.S. Department of Health and Human Services has rescinded the Defense Priority and Allocations System (DPAS) rating for the subject agreement, as of the date of this letter. Any materials or consumables acquired with this priority rating must still be used on this, or at the direction of the Contracting Officer, another US Government agreement before being used for any other purpose. Please note that a bilateral modification to remove the subject rating from the agreements will be forthcoming from the contracting officer.

Please notify any suppliers with whom Moderna has placed rated orders of this rescission as soon as possible and confirm with [***] the notifications have been sent. Please feel free to reach out to [***] if you have any questions.

Sincerely,

                                 /s/ [***]
[***]
[***]

Contract #75A50120C00034 Modification P00010

H.3 Key Personnel

Pursuant to HHSAR 352.237-75 (Dec 2015), Key Personnel, any key personnel specified in this contract are considered to be essential to work performance. At least thirty (30) calendar days prior to the Contractor voluntarily diverting any of the specified individuals to other programs or contracts the Contractor shall notify the Contracting Officer and shall submit a justification for the diversion or replacement and a request to replace the individual. The request must identify the proposed replacement and provide an explanation of how the replacement's skills, experience, and credentials meet or exceed the requirements of the contract (including, when applicable, Human Subjects Testing requirements). If the employee of the Contractor is terminated for cause or separates from the Contractor voluntarily with less than thirty (30) calendar-day notice, the Contractor shall provide the maximum notice practicable under the circumstances. The Contractor shall not divert, replace, or announce any such change to key personnel without the written consent of the Contracting Officer. The contract will be modified to add or delete key personnel as necessary to reflect the agreement of the parties. The following individuals are determined to be key personnel:

Table with detail provided.

mRNA vaccine Project Team	Name	Title
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Updated Key Personnel

mRNA vaccine Project Team	Name	Title
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]